UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

Viemed Healthcare, Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38973	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Rd. Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)
(337) 504-3802
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	VMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Viemed Healthcare, Inc. (the “Company”) held its Annual General and Special Meeting of Shareholders (the “Meeting”) on June 5, 2025. At the Meeting, shareholders approved an amendment (the “Amendment”) to the Company’s 2024 Long Term Incentive Plan (the “2024 LTIP”), which had previously been approved by the Company’s Board of Directors on April 9, 2025.

The Amendment (i) increases the maximum number of common shares available for issuance under the 2024 LTIP, (ii) clarifies the vesting treatment of awards in the event of a change in control, and (iii) establishes a minimum one-year vesting period for all awards. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The matters submitted to a vote at the Meeting and the final voting results are set forth below.

1. Election of Directors

Shareholders elected each of the seven director nominees to serve until the next annual meeting of shareholders or until their successors are duly elected or appointed. The voting results were as follows:

Name	Votes For	% For	Votes Withheld	% Withheld
Casey Hoyt	24,719,614	96.64%	858,135	3.36%
W. Todd Zehnder	24,558,873	96.02%	1,018,875	3.98%
William Frazier	24,098,083	94.22%	1,479,665	5.78%
Randy Dobbs	25,453,585	99.51%	124,164	0.49%
Nitin Kaushal	23,471,130	91.76%	2,106,618	8.24%
Timothy Smokoff	23,139,964	90.47%	2,437,784	9.53%
Sabrina Heltz	23,305,826	91.12%	2,271,922	8.88%

Broker non-votes for the election of directors totaled 2,751,101.

2. Appointment of Auditors

Shareholders approved the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025, and authorized the Company's Board of Directors to fix their remuneration. The voting results were as follows:

Votes For	% For	Votes Withheld	% Withheld	Broker Non-Votes
28,262,294	99.77%	66,556	0.23%	—

3. Amendment to Security Based Compensation Plan
Shareholders approved an ordinary resolution to ratify, confirm, and approve the Amendment to the 2024 LTIP. The voting results were as follows:

Votes For	% For	Votes Against	% Against	Abstain	Broker Non-Votes
23,709,334	92.70%	1,675,002	6.55%	193,412	2,751,102

4. Advisory Vote on Executive Compensation

Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “say-on-pay” vote). The voting results were as follows:

Votes For	% For	Votes Against	% Against	Abstain	Broker Non-Votes
25,027,453	97.85%	470,787	1.84%	79,506	2,751,104

5. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Shareholders approved, on a non-binding advisory basis, the frequency for future say-on-pay votes. The option “1 Year” received the highest number of votes. The voting results were as follows:

1 Year	2 year	3 Year	Abstain	Broker Non-Votes
25,063,395	24,939	428,613	60,802	2,751,101

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment to the 2024 Long Term Incentive Plan, effective June 5, 2025
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 5, 2025

VIEMED HEALTHCARE, INC.

By:	/s/ Trae Fitzgerald
Trae Fitzgerald
Chief Financial Officer